JOHNSON, BLAKELY, POPE, BOKOR, RUPPEL & BURNS, P.A.
                        ATTORNEYS AND COUNSELLORS AT LAW


  E. D. ARMSTRONG III                SCOTT C. ILGENFRITZ                  A.R. "CHARLIE" NEAL               JOAN M. VECCHIOLI
  JOHN T. BLAKELY                    FRANK R. JAKES                       F. WALLACE POPE, JR.              STEVEN H. WEINBERGER
  BRUCE H. BOKOR                     TIMOTHY A. JOHNSON, JR.              ROBERT V. POTTER, JR.             AMBER F. WILLIAMS
  GUY M. BURNS                       SHARON E. KRICK                      DONALD P. REED                    JULIUS J. ZSCHAU
  JONATHAN S. COLEMAN                ROGER A. LARSON                      DARRYL R. RICHARDS
  MICHAEL T. CRONIN                  JOHN R. LAWSON, JR.*                 PETER A. RIVELLINI
  ROBERT M. DAISLEY                  MICHAEL G. LITTLE                    DENNIS G. RUPPEL*
  ELIZABETH J. DANIELS               MICHAEL C. MARKHAM                   CHARLES A. SAMARKOS               *OF COUNSEL
  MARION HALE                        STEPHANIE T. MARQUARDT               PHILIP M. SHASTEEN

                                                     PLEASE REPLY TO  CLEARWATER



                                                           FILE NO. 41287.102070





Paul Matecki, Esq.                       Liviakis Financial Communications, Inc.
General Counsel                          Attn.:  Mr. John Liviakis
Raymond James & Associates, Inc.         495 Miller Ave.
880 Carillon Pkwy.                       Mill Valley, CA  94941
St. Petersburg, FL  33716

         Re:      Liviakis Financial Communications, Inc. - Margin Situation

Dear Paul and John:

         The purpose of this letter is to confirm our previous telephone conversations regarding the treatment of 1,654,200 shares of eautoClaims.com, Inc. ("EACC") common stock which were previously issued to Liviakis Financial Communications, Inc. ("Liviakis") in connection with a Consulting Agreement entered into between Liviakis and EACC.

         As you are aware, EACC and Liviakis have differences regarding Liviakis' entitlement to the shares that were issued in connection with the Consulting Agreement. It is my further understanding that Liviakis has pledged the EACC common shares to Raymond James & Associates, Inc. ("Raymond James") that Liviakis holds of record as additional collateral for a margin account that Liviakis maintains at Raymond James. The EACC shares pledged to Raymond James by Liviakis are subject to resale restrictions imposed by Rule 144.

         As I explained, EACC is currently in registration with the SEC in connection with a firm commitment underwriting through Dirks & Company, Inc. ("Underwriter"). In connection with this underwriting, the Underwriter is requiring that holders of our restricted securities enter into certain lock-up arrangements. The Underwriter has requested a 270 day lock-up period.

         It is my understanding that Liviakis and Raymond James are agreeable to entering into a lock-up agreement for a 270 day period subject to the Underwriter and EACC granting Raymond James the right to sell certain of the EACC shares pledged to Raymond James by Liviakis in accordance with the provisions of Rule 144 in the event Raymond James determines in its sole and absolute discretion that the liquidation of the EACC common shares is required to cover a margin call on the Liviakis margin account maintained at Raymond James. If any such margin call occurs and Raymond James decides to sell EACC's securities pursuant to Rule 144, then Raymond James shall give the Underwriter two (2) days' prior written notice of its intent to liquidate the EACC shares and shall provide the Underwriter or it's designee the right of first refusal to act as the agent, market maker or broker in any such sale for the two (2) subsequent business days after receipt of notice from Raymond James.


        CLEARWATER OFFICE                           TAMPA OFFICE
       911 CHESTNUT STREET                     100 NORTH TAMPA STREET
      POST OFFICE BOX 1368                          SUITE 1800
 CLEARWATER, FLORIDA  33757-1368               POST OFFICE BOX 1100
    TELEPHONE: (727) 461-1818               TAMPA, FLORIDA  33601-1100
    TELECOPIER (727) 462-0365                TELEPHONE (813) 225-2500
                                             TELECOPIER (727)462-0365

Paul Matecki, Esq.
Mr. John Liviakis
Page 2

         This letter also confirms that Liviakis is agreeable to returning 160,000 shares to EACC for cancellation, or transferring said 160,000 shares to a designee of EACC. Liviakis and Raymond James agree to cooperate in affecting this transfer and further agree to make physical delivery of the current certificates to the transfer agent for re-issuance reflecting the reduction of 160,000 shares. EACC agrees to withdraw its stop transfer instructions to the transfer agent and acknowledges the enforceability of the Consulting Agreement. Upon execution of this letter agreement and performance of the understandings described in this letter eAuto and Liviakis agree that all dispute have been settled and release each other from any claims other than performance required under this letter agreement.

         Attached to this letter is the lock-up agreement. Please execute this letter and the lock-up agreement. The effective date of these agreements is April 24, 2001. Thank you for your attention to these matters.

                                                Very truly yours,

                                                JOHNSON, BLAKELY, POPE,
                                                BOKOR, RUPPEL & BURNS, P.A.



                                                Michael T. Cronin
MTC:afs
Enclosure
cc:      Eric Seidel
         Ray Dirks
         Bill Schifino, Esq.

Paul Matecki, Esq.
Mr. John Liviakis
Page 3



                                       AGREED AND ACCEPTED:

                                       LIVIAKIS FINANCIAL
                                       COMMUNICATION, INC.

                                       By:_____________________________
                                                 John Liviakis

                                       Effective Date:  April 24, 2001

                                       RAYMOND JAMES FINANCIAL
                                       SERVICES, INC.

                                       By:_____________________________


                                       Effective Date:  April 24, 2001

                                       eAUTOCLAIMS.COM, INC.


                                       By:_____________________________
                                                  Eric Seidel

                                       Effective Date:  April 24, 2001

                               [Liviakis Lock-up]

                                 LOCK-UP LETTER

                                  April 24 2001

Board of Directors



Gentlemen:

         By virtue of the execution of this letter agreement (the "Agreement") the undersigned individual and/or entity (hereinafter referred to as the "Shareholder"), as record and beneficial owner of the number of shares of Common Stock, $.0001 par value per share and/or options to acquire common shares set forth opposite the Shareholder's name at the end of this Agreement (the "Shares"), of eAutoClaims.com, Inc., a Nevada corporation (the "Company") hereby represents and warrants to the Company as follows:

         a) The undersigned has full power and authority to enter into this Agreement and to restrict the transferability and saleability of the Shares other than certain agreements with Raymond James & Associates, Inc., which the undersigned understands has consented to this lock-up letter;

         b) The undersigned's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Shares or the transaction contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Shareholder is a party other than certain agreements with Raymond James & Associates, Inc., which the undersigned understands has consented to this lock-up letter;

         c) The undersigned owns the Shares free and clear of any and all liens and encumbrances other than the lien of Raymond James & Associates, Inc. for a margin account.

         By  virtue  of  the   execution  of  this   Agreement   and  solely  in
consideration for the Company's utilizing its best efforts to cause the preparation and filing with the Securities and Exchange Commission (the "SEC") of a Registration Statement on Form SB-2 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), causing the same to be ordered effective by the SEC; and the undertaking by Dirks & Company, Inc. to act as underwriter (the "Underwriter") in connection with the offering of an aggregate of 1,000,000 Units, each Unit consisting of three shares of common stock and four common stock purchase warrants (the "Units") on a firm commitment basis," and the execution of an Underwriting Agreement between the Underwriter and the Company, the terms and conditions of which are hereby incorporated herein by reference and which document is hereinafter referred to as the "Underwriting Agreement"; the Shareholder hereby agrees with the Underwriter and the Company as follows:

         Pursuant to the applicable paragraphs of the Underwriting Agreement, the shareholder agrees that he shall not sell any unregistered stock, pursuant to Rule 144 or otherwise, for a period of two hundred seventy (270) days after the date of the final and definitive prospectus, without the prior consent of the Underwriter.

         Notwithstanding the foregoing, Raymond & Associates, Inc. ("Raymond James") shall have the right to sell certain of the Shares in compliance with Rule 144 under the Act if Raymond James determines in it's sole discretion to sell the Shares in order to meet certain margin requirements of the Shareholder due to Raymond James. In such event Raymond James shall give the Underwriter two
(2) days' prior written notice of Raymond James intention to sell the Shares under Rule 144 and the Underwriter, or it's designee, shall have the right for two (2) business days of the receipt of notice from Raymond James to act as the market maker or broker for the sale of the Shares pursuant to Rule 144.

         Nothing in this Agreement shall, or shall be deemed to, restrict the right and option of the Shareholder to sell all or any portion of the Units to any other individual, firm or entity in a private transaction exempt from the registration provisions of the Act and pursuant to the terms of a duly executed investment letter. By virtue of the execution of this Agreement, the Shareholder manifests his agreement and understanding that any purchaser of the Shares in a private transaction must execute and deliver to the Shareholder an investment letter wherein he agrees to hold the Shares for a one (1) year period commencing from the date of such sale and without the benefit of any period of time during which the Shareholder held the Shares.

         This lock-up letter is subject to all other holders of restricted securities of the Company entering into lock-up letters with the Company in form and substance satisfactory to the Underwriter. This lock-up letter is subject to the offering closing on or before June 30, 2001. In the event the proposed offering described in this lock-up letter does not close for any reason then this lock-up letter shall be null and void.

                                                     Very truly yours,


No. of Shares                                   __________________________
              ----------------------
                                                     Name of Stockholder

No. of Options
               ------------
                                                --------------------------
                                                        Signature

                                                --------------------------
                                                     Street Address

                                                --------------------------
                                                   City, State and Zip Code

                                                --------------------------
                                                       Telephone Number